Exhibit 99.1

NEWS RELEASE

DuPont Announces Amendment to Exchange Offers and Consent Solicitations for Senior Notes

WILMINGTON, DEL., September 16, 2025 – DuPont de Nemours, Inc. (NYSE: DD) (“DuPont”) announced today an amendment to its previously announced offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all of its outstanding (i) 4.725% Notes due 2028 (the “2028 Notes”), (ii) 5.319% Notes due 2038 (the “2038 Notes”) and (iii) 5.419% Notes due 2048 (the “2048 Notes” and, collectively with the 2028 Notes and 2038 Notes, the “Existing Notes”) for new notes to be issued by DuPont (the “New Notes”). Concurrently with the Exchange Offers, DuPont is also soliciting consents from eligible holders of each series of Existing Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture (the “Existing Indenture”) governing the Existing Notes of such series (the “Proposed Amendments”). In this press release, references to “New Notes” collectively refer to DuPont’s new 4.725% Notes due 2028 (the “New 2028 Notes”), 5.319% Notes due 2038 (the “New 2038 Notes”) and 5.419% Notes due 2048 (the “New 2048 Notes”) to be issued in the applicable Exchange Offer.

As of 5:00 p.m., New York City time, on September 15, 2025 (the “Early Participation Date”), the requisite number of consents have been received to adopt the Proposed Amendments with respect to the 2028 Notes and DuPont has executed a supplemental indenture to the Existing Indenture with respect to such 2028 Notes (the “Supplemental Indenture”). The Supplemental Indenture became effective upon execution thereof by DuPont and the trustee for the 2028 Notes, but the Supplemental Indenture provides that the Proposed Amendments with respect to the 2028 Notes will not become operative until DuPont issues the New Notes in the Exchange Offer with respect to the 2028 Notes and pays any applicable Early Participation Payment (as defined below) in respect of such Exchange Offer on the Settlement Date.

Prior to the amendment described herein, for each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, eligible holders were eligible to receive an early participation payment of $50 principal amount of the New Notes of the applicable series and $2.50 in cash (the “Early Participation Payment”). In addition, for each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn prior to the Expiration Date (as defined herein), eligible holders were eligible to receive $950 principal amount of the New Notes of the applicable series (the “Exchange Consideration”). The total consideration, consisting of (a) $950 principal amount of New Notes of the applicable series, issued as Exchange Consideration plus (b) the Early Participation Payment, is herein referred to as the “Total Consideration”.

DuPont is amending the consideration for each $1,000 principal amount of the Existing Notes validly tendered and not validly withdrawn after the Early Participation Date and prior to the Expiration Date (as defined below), such that all tendering eligible holders (including all eligible holders that validly tendered their Existing Notes and did not withdraw at or prior to the Early Participation Date) are eligible to receive the Total Consideration.

The right of a holder of tendered 2028 Notes to withdraw all or a portion of such holder’s tendered 2028 Notes from the applicable Exchange Offer and Consent Solicitation expired as of 5:00 p.m., New York City time, on September 15, 2025. The right of a holder of tendered 2038 Notes or 2048 Notes to withdraw such holder’s tendered 2038 Notes or 2048 Notes from the applicable Exchange Offer and Consent Solicitation has been extended to 5:00 p.m., New York City time, on September 17, 2025.

If DuPont does not receive the requisite consents to effect the Proposed Amendments with respect to either the 2038 Notes or the 2048 Notes, then DuPont expects to (i) waive the condition that at least 50.1% of the outstanding aggregate principal amount of such applicable series of Existing Notes being validly tendered in such Exchange Offer (the “Minimum Tender Condition”) and (ii) accept all Existing Notes of such series tendered and not previously properly withdrawn at or before the Expiration Date up to (x) $400,000,000 principal amount with respect to the 2038 Notes (the “2038 Notes Sublimit”) and (y) $860,000,000 principal amount with respect to the 2048 Notes (the “2048 Notes Sublimit”; the 2038 Note Sublimit and 2048 Notes Sublimit are each referred to as an “Exchange Sublimit”), in each case subject to the applicable proration procedures set forth below.

On the Expiration Date, if the aggregate principal amount of either the 2038 Notes or the 2048 Notes validly tendered and not withdrawn exceeds the applicable Exchange Sublimit, then the amount of Existing Notes of such series to be accepted for exchange will be determined on a pro rata basis using a single proration rate per series of Existing Notes based on the principal amount of validly tendered Existing Notes of such series. When proration of the tendered Existing Notes of a series is required, the aggregate principal amount of such series of Existing Notes tendered by a holder will be multiplied by the proration rate and then rounded down to the nearest $1,000 increment. The proration rate used will be that percentage, such that the aggregate principal amount of Existing Notes of such series that are validly tendered and accepted for exchange in the applicable Exchange Offer comes nearest to but does not exceed the maximum principal amount of Existing Notes of such series that may be accepted for purchase without exceeding the applicable Exchange Sublimit. If after applying the proration rate as described herein, a holder is entitled to a credit or return of a portion of its tendered Exchanged Notes which is less than the authorized denomination for such series of Existing Notes ($2,000 and additional multiples of $1,000), then all or none (at DuPont’s sole discretion) of the Notes tendered by the Holder will be accepted without proration. Any such unaccepted Existing Notes will be returned without expense to the applicable tendering holder promptly after the expiration or termination of the applicable Exchange Offer.

On the Expiration Date, if the principal amount of either the 2038 Notes or the 2048 Notes validly tendered and not withdrawn in the applicable Exchange Offer is less than the applicable Exchange Sublimit, then DuPont expects to redeem, promptly on or after the consummation of the Intended Electronics Separation (together with the $900,000,000 special mandatory redemption provisions under the New 2028 Notes), up to an additional aggregate principal amount of New 2028 Notes and/or outstanding 2028 Notes equal to the amount of the Exchange Sublimits less the principal amount of 2038 Notes and 2048 Notes accepted in each applicable Exchange Offer.

Each Exchange Offer is currently scheduled to expire at 5:00 p.m., New York City time, on September 30, 2025, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). The settlement date for each Exchange Offer and Consent Solicitation will be promptly following the Expiration Date of such Exchange Offer and Consent Solicitation. The Total Consideration or Exchange Consideration, as applicable, will be paid on the settlement date for each Exchange Offer and Consent Solicitation.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Existing Notes who complete and return an eligibility form confirming that they are (a) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is outside the United States and that is (i) not a “U.S. person” within the meaning of Regulation S under the Securities Act and (ii) meets certain other eligibility requirements in their applicable jurisdiction. Except as amended by this press release, the complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the confidential offering memorandum and consent solicitation statement, dated September 2, 2025, as supplemented by the supplement no. 1 to such offering memorandum and consent solicitation statement, dated as of September 15, 2025 (collectively, the “Offering Memorandum”), a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/dupont.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The New Notes offered in the Exchange Offers have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. DuPont’s employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety.

DuPont™, the DuPont Oval Logo and all trademarks and service marks denoted with ™, SM or ® are owned by affiliates of DuPont de Nemours, Inc. unless otherwise noted.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the Intended Electronics Separation and the expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. Forward-looking statements often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, “outlook”, “stabilization”, “confident”, “preliminary”, “initial” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Additional information concerning the risks, uncertainties and assumptions can be found in DuPont’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024, subsequent quarterly reports on Form 10-Q and other filings. Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Investor Contacts

Ann Giancristoforo

+1 989-294-5890

Ann.giancristoforo@dupont.com

Media

Dan Turner

+1 302-299-7628

Daniel.a.turner@dupont.com